UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 8, 2007
Adams Respiratory Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51445	75-2725552

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4 Mill Ridge Lane, Chester, New Jersey 07930

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (908) 879-1400
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED NOVEMBER 8, 2007
EX-99.2 SLIDE PRESENTATION TO BE PRESENTED NOVEMBER 8, 2007

Item 2.02. Results of Operations and Financial Condition.
     On November 8, 2007, Adams Respiratory Therapeutics, Inc. (the “Company”) issued a press release announcing its results of operations for the first fiscal quarter ended September 30, 2007. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
     On November 8, 2007, the Company will conduct a conference call to review its sales and earnings results for the first fiscal quarter ended September 30, 2007. A live audio webcast of the conference call will include a slide presentation that contains, among other things, forward-looking information about Adams Respiratory Therapeutics, Inc. and its business. The slides that the Company will use in this presentation are furnished as Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.
     Certain statements in the slide presentation constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect management’s expectations and are based on currently available information. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to differ materially from those expressed or implied by the forward-looking statements. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, among others: the continued success of the Company’s existing products and the successful commercialization of future products; the FDA’s removal from the market of unapproved timed-release guaifenesin products similar to Mucinex D, Mucinex DM and their maximum strength versions; the Company’s ability to preserve and successfully defend its patent position; the Company’s ability to increase consumer awareness and expand professional endorsement of its products; the Company’s ability to compete against other branded products, as well as against generic competition; the severity of the cough and cold season and other risk factors set forth under Item 1A. Risk Factors in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2007.
     The information furnished pursuant to Item 2.02 and Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report, regardless of any general incorporation language in the filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits
          The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit
Number	Description
99.1	Press release dated November 8, 2007, announcing results of operations.

99.2	Slide presentation to be presented November 8, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADAMS RESPIRATORY THERAPEUTICS, INC. (Registrant)
November 8, 2007	By:	/s/ Rita M. O’Connor
Rita M. O’Connor
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated November 8, 2007, announcing results of operations.

99.2	Slide presentation to be presented November 8, 2007.